EXHIBIT 99.2

The Source Vitamin Company, Inc.
INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the merger between The Source Vitamin Company, Inc. (“The Source” or the “Company”) and Stone Harbor Investments, Inc. (“SHII”), contemplated in the Agreement and Plan of Merger dated as of March 31, 2011. Effective on March 31, 2011, The Source was merged with SHII, becoming a wholly-owned subsidiary of SHII whereby 100% of the issued and outstanding common and preferred shares of The Source were exchanged for approximately 486,000 (58% of voting control) of SHII, a public corporation. Certain former members of The Source's management assumed all key management roles of the combined company and also received majority control of the Board. All members of management of SHII prior to the Merger (as defined below) are no longer with SHII.

As a result of the transaction, the former owners of The Source became the controlling stockholders of SHII. Accordingly, the merger of The Source and SHII is a reverse merger that has been accounted for as a reverse business combination in which The Source is deemed to be the accounting acquirer. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the unaudited pro forma combined condensed financial statements.

The unaudited pro forma condensed combined balance sheet combines the balance sheets of The Source and SHII as if the recapitalization has occurred on December 31, 2010. The unaudited pro forma condensed combined statements of operations for the years ended December 31, 2010 and 2009 (the fiscal year of The Source, the accounting acquirer) combines the historical statements of operations of The Source and SHII for the year ended December 31, 2010 and the period February 26, 2009 (inception) to December 31, 2009 and gives pro forma effect to the recapitalization as if it were completed on January 1, 2010 and February 26, 2009. References are made to the notes to the pro forma statements and a detailed explanation of these combinations.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical financial statements of The Source for the year ended December 31, 2010 and for the period February 26, 2009 (inception) to December 31, 2009 appearing elsewhere and included in this Form 8-K of SHII and the historical financial statements of SHII, as filed with the Securities and Exchange Commission and issued in its Form 10-K for the years ended June 30, 2010 and 2009 and its unaudited financial statements, as filed and issued in its Forms 10-Q for the quarters ended December 31, 2010 and 2009. These pro forma condensed combined financial statements may not be indicative of what would have occurred if the reverse merger had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

Substance of the transaction

•	At the time of merger, the Company acquired and cancelled 77,924,000 shares of outstanding stock for $65,000 so that existing shareholders owned 352,000 shares of common stock.
•	In connection with the merger the registrant issued 486,000 shares of Common Stock to the Source shareholders at a par value of $0.00001.
•
In connection with the merger the registrant closed a $4,667,853 offering whereby $3,000,0000 in cash was raised in addition to conversion of $1,667,853 of outstanding notes payable as of the merger date through the issuance of Convertible Notes Payable.  The notes bear interest at 10% per annum and are due on March 31, 2013.  These notes are convertible to common stock at $0.50 per share.  As part of the sale of the Convertible Notes Payable, the Company issued 9,335,506 five year warrants at an exercise price of $0.50 per share.

•
The offering also carried a ratchet provision so that if the Company sells its common stock or any related instruments at a price less than $0.50 per share, the note conversion price and the warrant exercise price are restated to reflect the lowest price sold.

Pro forma Statement of Stockholders’ Equity – December 31, 2010

			Additional
	Common stock		Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total

Balance - January 1. 2010	428,528	$4	$71,951	$(1,020,351)	$(948,396)

Acquisition of Stone Harbor	352,000	4	(4)	—	—

Issuance of common stock in connection with debt extension	52,937	—	230,586	—	230.586

Issuance of stock options in connection with debt extension	—	—	4,425	—	4,425

Issuance of common stock in connection with debt extension	4,535	—	22,500	—	22,500

Financing transaction	—	—	(261,600)	—	(261,600)

Net loss for the year ended	—	—	—	(846,526)	(846,526)

Balance - December 31, 2010	838,000	$8	$67,858	$(1,866,877)	$(1,799,011)

The Source Vitamin Company, Inc.
Balance Sheet

		The Source
		As of	Stone Harbor
		December 31,	December 31,			Pro form
		2010	2010	Adjustments		Combined
	Note:	(1)	(2)	Debit	Credit	Total
Assets
Current Assets:
Cash and cash equivalents	4	$53,855	$274	$3,400,000	$100,274	$3,353,855
Accounts receivable		8,312	—	—	—	8,312
Inventory		67,168	—	—	—	67,168
Prepaid expenses and other current assets		136,589	—	—	—	136,589
Deferred loan costs	4	64,476	—	100,000	64,476	100,000

Total Current Assets		330,400	274	3,500,000	164,750	3,665,924

Equipment and software - net		13,982	—	—	—	13,982

Total Assets		$344,382	$274	$3,500,000	$164,750	$3,679,906

Liabilities and Stockholders’ Deficiency

Current Liabilities:
Accounts payable	3	$303,134	$54,097	$54,097	$—	$303,134
Accrued expenses	4	257,986	—	23,600	—	234,386
Deferred revenue		3,544	—	—	—	3,544
Notes Payable, net of debt discount of $159,569	4	1,047,129	—	1,206,698	159,569	—
Derivative Liability - warrants	4	—	—	—	15,135	15,135
Derivative liability - note payable conversion feature	4	—	—	—	203	203

Total Current Liabilities		1,611,793	54,097	1,284,395	174,907	556,402

Convertible debentures		270,000	—	—	—	270,000
Convertible Notes Payable	4	—	—	15,338	4,667,853	4,652,515

Stockholders' Deficiency:
Series A Convertible Preferred stock, ($0.001 par value, 533,904 shares authorized, issued and outstanding)		—	—	—	—	—
Series B Preferred stock, ($0.001 par value, 500,000 shares authorized, issued and outstanding)		—	—	—	—	—
Series C Convertible Preferred stock, ($0.001 par value, 157,835 shares authorized, issued and outstanding)	3	158	—	158	—	—
Common stock	3	39,666	783	40,441	—	8
Additional paid in capital	3	289,642	60,337	376,817	94,696	67,858
Accumulated deficit	3	(1,866,877)	(114,943)	—	114,943	(1,866,877)

Total Stockholders' Deficiency		(1,537,411)	(53,823)	417,416	209,639	(1,799,011)

Total Liabilities and Stockholders' Deficiency		$344,382	$274	$1,717,149	$5,052,399	$3,679,906

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

(1)	Derived from the audited balance sheet of The Source Vitamin Company, Inc. as of December 31, 2010.
(2)	Derived from the unaudited balance sheet of SSHI as of December 31, 2010 included in its Form 10-Q filed with the SEC.
(3)	To record effect of reorganization and merger.
(4)
To record private placement offering of convertible notes for a total of $4,667,853 with detachable warrants.  It includes $3,000,000 of proceeds less $100,000 transaction costs and $400,000 of additional bridge loan debt received after the balance sheet date that is to be converted to the convertible promissory notes.   Derivative obligations for warrants of $15,135 based on a preliminary valuation from an outside independent appraisal. Derivative obligation for conversion ratchet feature of $207 is based on a preliminary valuation from an outside independent appraisal.  Includes conversion of $1,606,698 of notes payable and $61,155 of accrued interest ($23,600 at the balance sheet date) outstanding at merger along with write off of $64,479 of deferred loan costs and $159,569 of debt discount recorded with the underlying debt. Also reflects $100,000 of transaction costs that are to be capitalized and amortized over life of the notes.

The Source Vitamin Company, Inc.
Statement of Operations

		The Source	SHII
		For the Year Ended	For the Year Ended
		December 31, 2010	December 31, 2010	Adjustments		Pro Forma
	Note:	(1)	(2)	Debit	Credit	Combined

Net Sales		$1,211,465	$—	$—	$—	$1,211,465
Cost of Sales		396,579	—	—	—	396,579
Gross Profit		814,886	—			814,886
Operating Expenses
Distributor incentives		332,476	—	—	—	332,476
Selling, general and administrative expenses	3	1,081,800	53,451	—	53,451	1,081,800
Total operating expenses		1,414,276	53,451	—	53,451	1,414,276
Loss from operations		(599,390)	(53,451)	—	53,451	(599,390)

Other Expense:
Interest expense	4,5	(247,136)	—	472,921	178,500	(541,557)
Total Other Expense		(247,136)	—	472,921	178,500	(541,557)
Net Loss		$(846,526)	$(53,451)	$472,921	$231,951	$(1,140,947)

Net loss per common share - basic and diluted		$(0.02)				$(1.36)

Weighted average number of shares outstanding during the period - basic and diluted		36,185,129				838,000

The Source Vitamin Company, Inc.
Statement of Operations

		The Source	SHII
		For the Year Ended	For the Year Ended
		December 31, 2009	December 31, 2009	Adjustments		Pro Forma
	Note:	(1)	(2)	Debit	Credit	Combined

Net Sales		$727,766	$—	$—	$—	$727,766
Cost of Sales		230,899	—	—	—	230,899
Gross Profit		496,867	—	—	—	496,867
Operating Expenses
Distributor incentives		571,210	—	—	—	571,210
Selling, general and administrative expenses	3	897,810	61,492	—	61,492	897,810
Total operating expenses		1,469,020	61,492	—	61,492	1,469,020
Loss from operations		(972,153)	(61,492)	—	61,492	(972,153)

Other Income (Expense):
Interest expense	4,5	(48,198)	—	472,921	16,813	(504,306)
Total Other Income (Expense) - Net		(48,198)	—	472,921	16,813	(504,306)
Net Loss		$(1,020,351)	$(61,492)	$472,921	$78,305	$(1,476,459)

Net loss per common share - basic and diluted		$(0.03)				$(1.76)

Weighted average number of shares outstanding during the period - basic and diluted		34,914,000				838,000

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENTS OF OPERATIONS

(1)	Derived from the audited income statements of The Source Vitamin Company, Inc. for the year ended December 31, 2010 and for the year ended December 31, 2009.
(2)
Derived from the audited income statements of SHII for the years ended June 30, 2010 and 2009 and included in its Form 10-K filed with the SEC and the unaudited quarterly financial statements for 2010 and 2009 included in its Forms 10-Q’s filed with the SEC. The results of operations of SHII for the year ended December 31, 2010 were derived by adding the six months ended December 31, 2010 to the year ended June 30, 2010 and deducting the six months ended December 31, 2009.  The results of operations of SHII for the period ended December 31, 2009 were derived by adding the six months ended December 31, 2009 to the results of operations for the period ended June 30, 2009.

(3)	Reflects elimination of operations of SHII.
(4)	Accretion of new note discount arising from issuance of warrants, less actual accretion for 2010 or 2009.
(5)	To record interest on new debt and reverse interest relating to any debt that was converted into private placement notes.

Title: Chief Executive Officer and
Chief Financial Officer